EXHIBIT 10.3 X4 PHARMACEUTICALS, INC. AMENDED AND RESTATED INSIDER TRADING POLICY (AS OF JUNE 28, 2024) INTRODUCTION During the course of your relationship with X4 Pharmaceuticals, Inc. (the “Company”), you may receive material information that is not yet publicly available (“material nonpublic information” or “MNPI”) about the Company or other publicly traded companies with which the Company has business relationships. MNPI may give you, or someone you pass that information on to, an informational “leg up” over others when deciding whether to buy, sell or otherwise transact in the Company’s securities or the securities of another publicly traded company. This policy sets forth guidelines with respect to transactions in the Company’s securities, in each case by all our employees, directors and consultants who are advised that they are subject to this policy (“designated consultants”), and all other related persons subject to this policy as described below (collectively referred to in this Policy as “Covered Persons” or “you”). STATEMENT OF POLICY It is the policy of the Company that any Covered Person who is aware of material nonpublic information relating to the Company may not, directly or indirectly: 1. engage in any transaction in the Company’s securities, except as otherwise specified under the heading “Exceptions to this Policy” below; 2. recommend the purchase or sale of any Company securities; 3. disclose material nonpublic information to persons within the Company whose jobs do not require them to have that information, or outside of the Company to other persons, such as family, friends, business associates and investors, unless the disclosure is made in accordance with the Company’s policies regarding the protection or authorized external disclosure of information regarding the Company; or 4. assist anyone engaged in the above activities. The prohibition against insider trading is absolute. It applies even if the decision to trade is not based on such material nonpublic information. It also applies to transactions that may be necessary or justifiable for independent reasons (such as the need to raise money for an emergency expenditure) and also to very small transactions. All that matters is whether you are aware of any MNPI relating to the Company at the time of the transaction. The U.S. federal securities laws do not recognize any mitigating circumstances to insider trading. In addition, even the appearance of an improper transaction must be avoided to preserve the Company’s reputation for adhering to the highest standards of conduct. In some circumstances, you may need to forgo a planned transaction even if you planned it before becoming aware of the material nonpublic information. So, even if you believe you may suffer

EXHIBIT 10.3 an economic loss or sacrifice an anticipated profit by waiting to trade, you must not engage in any trading. It is also important to note that the laws prohibiting insider trading are not limited to trading by the insider alone; providing material nonpublic information to others (and/or advising others on the basis of material nonpublic information) so that they may trade, known as “tipping,” is illegal and squarely prohibited by this policy. Liability in such cases can extend both to the “tippee”—the person to whom the insider disclosed material nonpublic information— and to the “tipper,” the insider himself or herself. In such cases, you can be held liable for your own transactions, as well as the transactions by a tippee and even the transactions of a tippee’s tippee. For these and other reasons, no Covered Person may disclose material nonpublic information to persons within the Company whose jobs do not require them to have that information, or outside of the Company to other persons (unless the disclosure is made in accordance with the Company’s policies regarding the external disclosure of Company information). In addition, this policy’s prohibitions against insider trading and tipping also apply to trading in securities of certain other companies. Specifically, whenever, during the course of your service to or employment by the Company, you become aware of material nonpublic information about another company (1) with which the Company has an existing business relationship, including but not limited to, the Company's distributors, vendors, customers or suppliers or collaboration, marketing, research, development or licensing partners, or (2) with which the Company is in active discussions concerning a potential transaction or business relationship, no Covered Person or Related Persons (defined below) may trade in any securities of that company, give trading advice about that company, tip or disclose that information, pass it on to others or engage in any other action to take advantage of that information. If your work regularly involves handling or discussing confidential information of one of our partners, suppliers or customers, you should consult with the Chief Financial Officer, General Counsel or Chief Executive Officer before trading in that company’s securities. Additionally, if you believe you may be in possession of nonpublic information about the Company that could potentially have a material effect on the stock price of a company with which the Company does not have an existing business relationship or with which the Company is not discussing a potential transaction or business relationship, you should exercise caution when trading in the securities of that company as the SEC has successfully brought an insider trading claim against an employee in those circumstances. There are no exceptions to this policy, except as specifically noted above or below. TRANSACTIONS SUBJECT TO THIS POLICY This policy applies to all transactions in securities issued by the Company, as well as derivative securities that are not issued by the Company, such as exchange-traded put or call options or swaps relating to the Company’s securities. Accordingly, for purposes of this policy, the terms “trade,” “trading,” and “transactions” include not only purchases and sales of the Company’s common stock in the public market but also any other purchases, sales, transfers or other acquisitions and dispositions of its common or preferred equity, options, warrants and other securities (including debt securities) and other arrangements or transactions that affect economic exposure to changes in the prices of these securities.

EXHIBIT 10.3 PERSONS SUBJECT TO THIS POLICY This policy applies to you as a Covered Person and all other employees, directors and designated consultants of the Company and its subsidiaries. This policy also applies to members of your immediate family, persons with whom you share a household, persons who are your economic dependents, all persons who execute trades on your behalf, all trusts, family partnerships and other types of entities formed for your benefit or for the benefit of a member of your family and over which you have the ability to influence or direct investment decisions concerning securities and all investment funds, trusts, retirement plans, partnerships, corporations and other types of entities over which you have the ability to influence or direct investment decisions concerning securities; provided, however, that this policy do not apply to any such entity that engages in the investment of securities in the ordinary course of its business (e.g., an investment fund or partnership) if the entity has established its own insider trading controls and procedures in compliance with applicable securities laws and it (or an affiliated entity) has represented to the Company that its affiliated entities: (a) engage in the investment of securities in the ordinary course of their respective businesses; (b) have established insider trading controls and procedures in compliance with securities laws; and (c) are aware the securities laws prohibit any person or entity who has material nonpublic information concerning the Company from purchasing or selling securities of the Company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities. The foregoing persons who are deemed subject to this policy are referred to in this policy as “Related Persons.” You are responsible for making sure that your Related Persons comply with this policy. MATERIAL NONPUBLIC INFORMATION MATERIAL INFORMATION It is not always easy to figure out whether you are aware of material nonpublic information. But there is one important factor to determine whether nonpublic information you know about a public company is material: whether the information could be expected to affect the market price of that company’s securities or to be considered important by investors who are considering trading that company’s securities. If the information makes you want to trade, it would probably have the same effect on others. Keep in mind that both positive and negative information can be material. There is no bright-line standard for assessing materiality; rather, materiality is based on an assessment of all of the facts and circumstances and is often evaluated by relevant enforcement authorities with the benefit of hindsight. Depending on the specific details, the following items may be considered material nonpublic information until publicly disclosed within the meaning of this policy. There may be other types of information that would qualify as material information as well; use this list merely as a non-exhaustive guide: • financial results or forecasts; • status of product or product candidate development or regulatory approvals; • clinical data relating to products or product candidates; • timelines for pre-clinical studies or clinical trials;

EXHIBIT 10.3 • communications with government agencies, including, but not limited to, the U.S. Food and Drug Administration; • strategic plans; • acquisitions or dispositions of assets, divisions or companies; • public or private sales of debt or equity securities; • stock splits, dividends or changes in dividend policy; • the establishment of a repurchase program for the Company’s securities; • gain or loss of a significant licensor, licensee or supplier; • changes or new corporate partner relationships or collaborations; • New major contracts, orders or suppliers, or the loss of any of them; • notice of issuance or denial of patents; • regulatory developments; • management, member of the Company’s Board of Directors or control changes; • employee layoffs; • a disruption in the Company’s operations, supply chain or breach or unauthorized access of its property or assets, including its facilities and information technology infrastructure (such as cybersecurity risks and incidents); • tender offers or proxy fights; • accounting restatements; • litigation or settlements; and • impending bankruptcy. WHEN INFORMATION IS CONSIDERED PUBLIC The prohibition on trading when you have material nonpublic information lifts once that information becomes publicly disseminated. For information to be considered publicly disseminated, it must be widely disseminated through a press release, a filing with the Securities and Exchange Commission (the “SEC”), or other widely disseminated announcement. Once information is publicly disseminated, it is still necessary to afford the investing public with sufficient time to absorb the information. Generally speaking, information will be considered publicly disseminated for purposes of this policy only after one full trading day has elapsed since the information was publicly disclosed. For example, if we announce material nonpublic information before trading begins on Wednesday, then you may execute a transaction in our securities on Thursday; if we announce material nonpublic information after trading ends on Wednesday, then you may execute a transaction in our securities on Friday. Depending on the particular circumstances, the Company may determine that a longer or shorter waiting period should apply to the release of specific material nonpublic information. QUARTERLY TRADING BLACKOUTS To minimize even the appearance of insider trading, we have established “quarterly trading blackout periods” during which certain Covered Persons—regardless of whether they are aware of MNPI—may not conduct any trades in the Company’s securities. Specifically, Section 16 officers, members of the Board of Directors, any employee with the position Vice President or higher, and all employees in the Company’s finance, legal, investor relations, and sales departments (collectively, “Quarterly Blackout Covered Persons”) will be subject to quarterly trading blackout periods. That means that, except as described in this policy, all

EXHIBIT 10.3 Quarterly Blackout Covered Persons and their Related Persons will be able to trade in the Company’s securities only during limited open trading window periods that generally will begin after one full trading day has elapsed since the public dissemination of the Company’s annual or quarterly financial results and end at the beginning of the next quarterly trading blackout period as described below. Of course, even during an open trading window period, you may not (unless an exception applies) conduct any trades in the Company’s securities if you are otherwise in possession of MNPI. For purposes of this policy, each “quarterly trading blackout period” will generally begin at the end of the day that is the last day of each fiscal quarter and end after one full trading day has elapsed since the public dissemination of the Company’s financial results for that quarter. Please note that the quarterly trading blackout period may commerce early or may be extended if, in the judgment of the Chief Financial Officer (or, if there is no Chief Financial Officer, our General Counsel), there exists undisclosed information that would make trades by the Company’s employees, directors and designated consultants inappropriate. In such circumstances, all Quarterly Blackout Covered Persons will be informed of any changes to the quarterly trading blackout period; it is important to note that the fact that the quarterly trading blackout period has commenced early or has been extended should be considered material nonpublic information that should not be communicated to any other person. A Quarterly Blackout Covered Person who believes that special circumstances require him or her to trade during a quarterly trading blackout period should consult the Chief Financial Officer (or, if there is no Chief Financial Officer, our General Counsel) or (if the Chief Financial Officer or General Counsel is seeking permission to trade), the Chief Executive Officer. Permission to trade during a quarterly trading blackout period will be granted, at the sole discretion of the Chief Financial Officer, General Counsel or Chief Executive Officer, only where the circumstances are extenuating, the General Counsel (or, as applicable in accordance with the preceding sentence, the Chief Financial Officer or Chief Executive Officer) concludes that the person is not in fact aware of any material nonpublic information relating to the Company or its securities, and there appears to be no significant risk that the trade may subsequently be questioned. EVENT-SPECIFIC TRADING BLACKOUTS From time to time, an event may occur that is material to the Company and is known by only a few directors, officers and/or employees. So long as the event remains material and nonpublic, the persons designated by the Chief Financial Officer (or, if there is no Chief Financial Officer, our General Counsel) may not trade in the Company’s securities. In that situation, the Company will notify the designated individuals (and by extension, their Related Persons) that they may not trade in the Company’s securities. The existence of an event-specific trading blackout should also be considered material nonpublic information and should not be communicated to any other person. Even if you have not been designated as a person who should not trade due to an event-specific trading blackout, you should not trade while aware of material nonpublic information. Exceptions will not be granted during an event-specific trading blackout. The quarterly and event-driven trading blackouts do not apply to those transactions to which this policy does not apply, as described under the heading “Exceptions to the Policy” below.

EXHIBIT 10.3 REQUIREMENTS FOR 10B5-1 TRADING AND PRE-CLEARANCE OF TRANSACTIONS SECTION 16 OFFICERS MUST TRADE ONLY PURSUANT TO RULE 10B5-1 PLANS In accordance with the Company’s Rule 10b5-1 Trading Guidelines, and subject to the exceptions below, Covered Persons who are also Section 16 Officers and members of the Company’s Board of Directors, are required to establish a trading plan under Rule 10b5-1 to govern all transactions that they make in the Company’s securities. All other Covered Persons may, but are not required to, establish a trading plan under Rule 10b5-1. PRE-CLEARANCE AND ADVANCE NOTICE OF TRANSACTIONS In addition to the requirements above, all employees who are Vice President level or above (“Covered Insiders”) face a further restriction: Even during an open trading window, they may not engage in any transaction in the Company’s securities without first obtaining written pre-clearance of the transaction from the Company’s Chief Financial Officer (or, if there is no Chief Financial Officer, our General Counsel) or his or her designee (the “Clearing Officer”) at least two business days in advance of the proposed transaction by entering such preclearance request in the Company’s equity plan administration software (Shareworks by Morgan Stanley). The Clearing Officer will then determine whether the transaction may proceed and, if so, will direct the Compliance Coordinator (as identified in the Company’s Section 16 Compliance Program) to help comply with any required reporting requirements under Section 16(a) of the Exchange Act. Pre-cleared transactions not completed within five business days will require new pre-clearance. The Company may choose to shorten this period. The Clearing Officer is under no obligation to approve a transaction submitted for pre-clearance and may determine not to permit the transaction. If a Covered Person seeks preclearance and permission to engage in the transaction is denied, then he or she should refrain from initiating any transaction in Company securities and should not inform any other person of the restriction. Persons subject to pre-clearance must also give advance notice of their plans to exercise an outstanding stock option to the Compliance Coordinator. Once any transaction takes place, the officer, director or applicable member of management must immediately notify the Compliance Coordinator and any other individuals identified under the heading “Notification of Execution of Transaction” in the Section 16 Compliance Program so that the Company may assist in any Section 16 reporting obligations. EXCEPTIONS TO THE POLICY This policy does not apply in the case of the following transactions, except as specifically noted: 1. Option Exercises. This policy does not apply to the mere exercise of options granted under the Company’s equity compensation plans for cash or, where permitted under the option, by a net exercise transaction with the Company or by delivery to the Company of already-owned Company stock. This policy does, however, apply to any sale of stock as part of a

EXHIBIT 10.3 broker-assisted cashless exercise or any other market sale, whether or not for the purpose of generating the cash needed to pay the exercise price or pay taxes. 2. Tax Withholding Transactions. This policy does not apply to the surrender of shares directly to the Company to satisfy tax withholding obligations as a result of the issuance of shares upon vesting or exercise of restricted stock units, options or other equity awards granted under the Company’s equity compensation plans. Nor does this policy apply to any non- discretionary market sale of the stock received upon exercise or vesting of any such equity awards, as mandated by the Company’s Board of Directors, the sole purpose of generating the cash needed to pay the exercise price or pay taxes. 3. ESPP. This policy does not apply to the purchase of stock by employees under the Company’s Employee Stock Purchase Plan (“ESPP”) on periodic designated dates in accordance with the ESPP. This policy does, however, apply to any sale of stock acquired pursuant to the ESPP. 4. 10b5-1 Automatic Trading Programs. Under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and as permitted by the Company, employees, directors and designated consultants may establish a trading plan under Rule 10b5-1 of the Securities Exchange Act of 1934, where a broker is instructed to buy and sell the Company’s securities based on pre-determined criteria (a “10b5-1 Trading Plan”). As noted above, Section 16 officers of the Company are requested to establish a 10b5-1 Trading Plan in order to transact in securities of the Company. So long as a 10b5-1 Trading Plan is properly established, purchases and sales of the Company’s securities pursuant to that Trading Plan are not subject to this policy. To be properly established, a 10b5-1 Trading Plan must comply with the requirements of Rule 10b5-1 of the Exchange Act and the Company’s Rule 10b5-1 Trading Guidelines. Moreover, all 10b5-1 Trading Plans must be reviewed and approved by the Company so that the Company can confirm that the 10b5-1 Trading Plan complies with all pertinent company policies and applicable securities laws. 5. Gifts. This policy does not apply to bona fide gifts of the Company’s securities that have been pre-cleared by the Company’s Chief Financial Officer (or, if there is no Chief Financial Officer, our General Counsel) or his or her designee. Whether a gift is truly bona fide will depend on the facts and circumstances surrounding each gift. Pre-clearance must be obtained at least two business days in advance of the proposed gift, and pre-cleared gifts not completed within five business days will require new pre-clearance. The Company may choose to shorten this period. 6. 401(k) Plan. This policy does not apply to purchases of the Company’s securities in the Company’s 401(k) plan resulting from your periodic contribution of money to the plan pursuant to your payroll deduction election. This policy does apply, however, to certain elections you may make under the 401(k) plan, including: (a) an election to increase or decrease the percentage of your periodic contributions that will be allocated to the Company’s stock fund; (b) an election to make an intra-plan transfer of an existing account balance into or out of the Company’s stock fund; (c) an election to borrow money against your 401(k) plan account if the loan will result in a liquidation of some or all of your Company stock fund balance; and (d) an election to pre-pay a plan loan if the pre-payment will result in allocation of loan proceeds to the Company’s stock fund.

EXHIBIT 10.3 SPECIAL AND PROHIBITED TRANSACTIONS 1. Inherently Speculative Transactions. No Covered Person may engage in short sales, transactions in short sales, transactions in put options, call options or other derivative securities on an exchange or in any other organized market, or in any other inherently speculative transactions with respect to the Company’s stock. 2. Hedging Transactions. Hedging or monetization transactions can be accomplished through a number of possible mechanisms, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. Such hedging transactions may permit a Company employee, director or designated consultant to continue to own the Company’s securities obtained through employee benefit plans or otherwise, but without the full risks and rewards of ownership. When that occurs, the Company’s employee, director or designated consultant may no longer have the same objectives as the Company’s other stockholders. Therefore, the Company’s employees, directors and designated consultants are prohibited from engaging in any such transactions. The purchase of or the entry into other transactions that are designed to offset or “hedge” decreases in the market value of the Company’s securities may permit a Covered Person to continue to own the Company’s securities obtained through employee benefit plans or otherwise, but without the full risks and rewards of ownership. When that occurs, the Covered Person may no longer have the same objectives as the Company’s other stockholders. Therefore, the Covered Persons are prohibited from engaging in any such transactions. Hedging can be accomplished through any number of possible mechanisms, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. Other examples include borrowing or other arrangements involving a non- recourse pledge of the Company’s securities and selling a security future that establishes a position that increases in value as the value of the underlying equity security decreases. 3. Margin Accounts and Pledged Securities. Securities held in a margin account as collateral for a margin loan may be sold by the broker without the customer’s consent if the customer fails to meet a margin call. Similarly, securities pledged (or hypothecated) as collateral for a loan may be sold in foreclosure if the borrower defaults on the loan. Because a margin sale or foreclosure sale may occur at a time when the pledgor is aware of material nonpublic information or otherwise is not permitted to trade in the Company’s securities, Covered Persons are prohibited from holding Company Securities in a margin account or otherwise pledging the Company’s securities as collateral for a loan. 4. Standing and Limit Orders. Standing and limit orders (except standing and limit orders under approved Trading Plans, as discussed above) create heightened risks for insider trading violations similar to the use of margin accounts. There is no control over the timing of purchases or sales that result from standing instructions to a broker, and as a result the broker could execute a transaction when a Covered Person is in possession of material nonpublic information. The Company therefore discourages placing standing or limit orders on the Company’s securities. If a Covered Person determines that they must use a standing order or limit order (other than under an approved Trading Plan as discussed above), the order should be limited to short duration (e.g., two trading days) and the person using such standing order or limit order is required to cancel such instructions immediately in the event restrictions are

EXHIBIT 10.3 imposed on their ability to trade pursuant to the “Quarterly Trading Blackouts” and “Event- Specific Trading Blackouts” provisions above. SHORT-SWING TRADING, CONTROL STOCK AND SECTION 16 REPORTS Officers and directors subject to the reporting obligations under Section 16 of the Exchange Act should take care to avoid short-swing transactions (within the meaning of Section 16(b) of the Exchange Act) and the restrictions on sales by control persons (Rule 144 under the Securities Act of 1933, as amended), and are responsible for ensuring that they (or the Company on their behalf) file all appropriate Section 16(a) reports (Forms 3, 4 and 5) which are described in the Section 16 Compliance Program and any notices of sale required by Rule 144. CONTROL SHARES AND SHORT-SWING TRADING Officers and directors may also be subject to restrictions on sales of shares by control persons (Rule 144 under the U.S. Securities Act of 1933, as amended). In addition, officers and directors will be subject to the reporting obligations under Section 16 of the Exchange Act will also be subject to profit disgorgement on short-swing transactions (within the meaning of Section 16(b) of the Exchange Act). Officers and directors should take care not to violate these rules and to file any notices of sale required by Rule 144. PROHIBITION OF TRADING DURING PENSION PLAN BLACKOUTS No director or executive officer of the Company may, directly or indirectly, purchase, sell or otherwise transfer any equity security of the Company (other than an exempt security) during any “blackout period” (as defined in Regulation BTR under the Exchange Act) if a director or executive officer acquires or previously acquired such equity security in connection with his or her service or employment as a director or executive officer. This prohibition does not apply to any transactions that are specifically exempted, including but not limited to, purchases or sales of the Company’s securities made pursuant to, and in compliance with, a Trading Plan; compensatory grants or awards of equity securities pursuant to a plan that, by its terms, permits executive officers and directors to receive automatic grants or awards and specifies the terms of the grants and awards; or acquisitions or dispositions of equity securities involving a bona fide gift or by will or the laws of descent or pursuant to a domestic relations order. The Company will notify each director and executive officer of any blackout periods in accordance with the provisions of Regulation BTR. Because Regulation BTR is very complex, no director or executive officer of the Company should engage in any transactions in the Company’s securities, even if believed to be exempt from Regulation BTR, without first consulting with the Chief Financial Officer (or, if there is no Chief Financial Officer, our General Counsel). POLICY’S DURATION This policy continues to apply to your transactions in the Company’s securities or the securities of other applicable public companies engaged in business transactions with the Company even after your relationship with the Company has ended. If you are aware of material nonpublic information when your relationship with the Company ends, you may not trade the Company’s securities or the securities of other applicable companies until the material nonpublic information has been publicly disseminated or is no longer material. Further, if you leave the

EXHIBIT 10.3 Company during a trading blackout period, then you may not trade the Company’s securities or the securities of other applicable companies until the trading blackout period has ended. INDIVIDUAL RESPONSIBILITY Persons subject to this policy have ethical and legal obligations to maintain the confidentiality of information about the Company and to not engage in transactions in the Company’s securities or the securities of other applicable public companies while aware of material nonpublic information. Each individual is responsible for making sure that he or she complies with this policy, and that any family member, household member or other person or entity whose transactions are subject to this policy, as discussed under the heading “Persons Subject to this Policy” above, also comply with this policy. In all cases, the responsibility for determining whether an individual is aware of material nonpublic information rests with that individual, and any action on the part of the Company or any employee or director of the Company pursuant to this policy (or otherwise) does not in any way constitute legal advice or insulate an individual from liability under applicable securities laws. You could be subject to severe legal penalties and disciplinary action by the Company for any conduct prohibited by this policy or applicable securities laws. See “Penalties” below. PENALTIES Anyone who engages in insider trading or otherwise violates this policy may be subject to both civil liability and criminal penalties. Violators also risk disciplinary action by the Company, including termination of employment. Anyone who has questions about this policy should contact their own attorney or the Company’s Chief Financial Officer (or, if there is no Chief Financial Officer, our General Counsel). Please also see Frequently Asked Questions, which are attached as EXHIBIT A. WAVERS A waiver of any provision of this policy or the procedures discussed herein may be authorized in writing by the Audit Committee of the Board of Directors (“Audit Committee”), or the Company’s Board of Directors (the “Board of Directors”). All waivers shall be reported to the Board of Directors. AMENDMENTS The Company is committed to continuously reviewing and updating its policies and procedures. The Board of Directors therefore reserve the right to amend, alter or terminate this policy at any time and for any reason. A current copy of the Company’s policies regarding insider trading may be obtained at https://x4pharma.sharepoint.com/sites/Finance-Public.